                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CELSION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                               CELSION CORPORATION
                            10220-I OLD COLUMBIA ROAD
                          COLUMBIA, MARYLAND 21046-1705

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD FRIDAY, FEBRUARY 15, 2002

                                 ---------------

To Our Stockholders:

        Notice is hereby given that the annual meeting (together with any adjournments or postponements thereof, the "Meeting") of the stockholders of Celsion Corporation (the "Company") will be held at ten o'clock AM local time on Friday, February 15, 2002, at the Other Barn, 5851 Robert Oliver Place, Columbia, Maryland 21045 for the following purposes:

        (1)    To elect two Directors, each to serve for a term of three years;

        (2) To ratify the selection of Stegman & Company as the Company's independent public accountants for the fiscal year ending September 30, 2002; and

        (3) To consider any other matters that may properly come before the Meeting.

        The close of business on Monday, December 31, 2001 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on December 31, 2001 are entitled to notice of, and to vote at, the Meeting. In the event there are not sufficient votes to constitute a quorum or to approve or ratify that any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

        All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible in the envelope provided for that purpose. Returning your Proxy will ensure your representation and help to ensure the presence of a quorum at the Meeting. You may attend the Meeting and vote your shares in person even if you send in your Proxy, since your proxy is revocable as set forth in the accompanying Proxy Statement.

                                           By Order of the Board of Directors

                                           /s/ JOHN MON

                                           John Mon
                                           Secretary

JANUARY 3, 2002
Columbia, Maryland

WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND
  RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID
                                   ENVELOPE.

                               CELSION CORPORATION
                                 PROXY STATEMENT

                                 --------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

        This Proxy Statement is being furnished in connection with the solicitation, by the Board of Directors of Celsion Corporation (the "Company" or "Celsion"), of proxies to be used at the Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the "Meeting") to be held at ten o'clock AM local time on Friday, February 15, 2002, at the Other Barn, 5851 Robert Oliver Place, Columbia, Maryland 21045, for the purposes set forth in the accompanying Notice.

        Only stockholders of record at the close of business on Monday, December 31, 2001, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 85,292,249 shares of common stock of the Company issued and outstanding. Each share of common stock is entitled to one vote on each matter submitted to the stockholders at the Meeting. If you were a stockholder as of the record date, you are entitled to vote at the Meeting and your presence in person at the Meeting is desired and encouraged. IF YOU CANNOT BE PRESENT AT THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN ORDER TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. A pre-addressed and postage-paid return envelope is enclosed for your convenience.

        The Company's offices are located at 10220-I Old Columbia Road, Columbia, Maryland 21046-1705, and its telephone is (410) 290-5390 or (800) 262-0394 (toll free). This Proxy Statement and accompanying Proxy, and Annual Report on Securities and Exchange Commission Form 10-K are first being sent to the stockholders on or about JANUARY 11, 2002.

        Election of Directors will be by plurality vote. The presence in person or by proxy of a majority of all outstanding shares will constitute a quorum. In the event that the number of shares represented at the Meeting in person or by proxy is less than a quorum, the persons named in the accompanying Proxy will vote FOR an adjournment of the Meeting.

        Stockholder votes will be tabulated by American Stock Transfer & Trust Company, the Company's transfer agent. Shares represented at the Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes (shares which a broker or nominee has indicated it does not have discretionary authority to vote) on a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will be disregarded for purposes of determining the decision of the stockholders with respect to such matter.

PROXIES

        If the enclosed Proxy is properly dated, signed and returned, if choices are specified therein and the Proxy is not revoked, the shares represented thereby will be voted at the Meeting in accordance with the instructions indicated on the Proxy. If no choice is specified as to any matter, the Proxy will be voted as recommended by the Board of Directors.

REVOCABILITY OF PROXIES

        Any stockholder giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Company, not later than the commencement of the Meeting, a letter or other suitable instrument of revocation or a later dated proxy, duly executed by the stockholder.

SOLICITATION

        The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy

Statement, the accompanying Proxy and Annual Report on Form 10-K, as well as any additional material which may be furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The solicitation of proxies will be by mail and direct communication with certain stockholders or their representatives by officers, Directors and employees of the Company, who will receive no additional compensation therefor.

          PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
             IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE
                            AS PROMPTLY AS POSSIBLE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of December 20, 2001 by:

        - each person or group known by the Company to own beneficially more than 5% of its outstanding common stock;

        - each of its Directors and each executive officer named in the Summary Compensation Table appearing under the heading "Proposal 1: Election of Directors - Executive Compensation"; and

        - its Directors and executive officers, as a group.

   Celsion has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. Shares of common stock subject to options that are currently exercisable or that become exercisable within 60 days of December 20, 2001 are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person.

                                                                      NUMBER OF
                                                                    COMMON SHARES    PERCENT OF
                                                                     BENEFICIALLY  COMMON SHARES
                         NAME AND ADDRESS* OF BENEFICIAL OWNER         OWNED(1)    OUTSTANDING(2)
                      -------------------------------------------   -------------  --------------
                      Augustine Y. Cheung(3)                           7,137,176         8.31
                      John Mon(4)                                      1,178,288         1.37
                      Max E. Link                                        282,186          **
                      LaSalle D. Leffall, Jr.(5)                         154,997          **
                      Claude Tihon(6)                                    170,997          **
                      Kris Venkat(7)                                     210,959          **
                      Anthony P. Deasey(8)                               565,667          **
                      Daniel S. Reale(9)                                 167,000          **
                      Dennis Smith(10)                                   209,500          **
                      Directors and Executive officers, as a group    10,076,770        11.74
                      (9  individuals)

----------

     * The address of each of the persons named is c/o Celsion Corporation, 10220-I Old Columbia Road, Columbia, MD 21046-1705.

     **   Less than 1%.

     (1) Except as noted above, this share ownership information does not give effect to outstanding options and warrants, shares reserved for issuance under the Company's stock option plans, or shares of preferred stock which are convertible into shares of common stock. Outstanding options, warrants and shares of preferred stock do not carry voting rights.

     (2) Based on 85,292,249 shares of common stock outstanding as of December 20, 2001.

     (3)  Includes 1,000,000 shares of common stock owned through the Augustine
          Y. Cheung and Fee-Wah Cheung 2001 Family Trust and 600,000 shares of common stock underlying currently exercisable options to purchase common stock.

     (4) Includes currently exercisable options to purchase 800,000 shares of common stock.

     (5) Includes currently exercisable options to purchase 100,000 shares of common stock.

     (6) Includes currently exercisable options to purchase 111,000 shares of common stock.

     (7) Includes currently exercisable options to purchase 200,000 shares of common stock.

     (8) Includes currently exercisable options to purchase 414,000 shares of common stock.

     (9) Includes currently exercisable options to purchase 167,000 shares of common stock.

     (10) Includes currently exercisable options to purchase 192,000 shares of common stock.


                          COMPLIANCE WITH SECTION 16(a)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission. Officers, Directors, and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports and certain representations which may have been furnished to the Company during or with respect to the Company's fiscal year ended September 30, 2001, the Company believes that, during such fiscal year, all applicable Section 16(a) filing requirements were met by the Company's officers and Directors.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

GENERAL

        The Certificate of Incorporation of the Company provides that the number of Directors that constitutes the whole Board of Directors is to be fixed by, or in the manner provided in, the Company's Bylaws. The Certificate of Incorporation also provides that the Board of Directors is to be divided into three classes, designated as Class I, Class II and Class III. The Bylaws of the Company provide that the Board of Directors is to consist of between three and nine Directors, with the exact number to be fixed by action of the Board. The Board has fixed the current number of directors at seven. There is presently one vacancy on the Board, due to the retirement, in October 2001, of Mr. Spencer J. Volk. Pursuant to the Bylaws of the Company, the Board of Directors expects to fill this vacancy as promptly as possible.

        The terms of the Class I Directors, Mr. John Mon and Dr. Claude Tihon, will expire with the election and qualification of Directors at the Meeting. The terms of the Class II Director (Dr. LaSalle Leffall) and the Class III Directors (Drs. Augustine Y. Cheung, Max E. Link and Kris Venkat) will expire with the election and qualification of Directors at the annual meetings of stockholders in 2003 and 2004, respectively. At each annual meeting of stockholders, the Directors elected to succeed those whose terms are expiring succeed to the same class as the directors they replace and such new directors are elected for a term to expire at the third annual meeting of stockholders after their election and when their successors are duly elected and qualified. A Director of any class who is elected to fill a vacancy resulting from an increase in the number of Directors would hold office for the remaining term of the class to which he or she is elected and a Director who is elected to fill a vacancy arising in any other manner would hold office for the remaining term of his or her predecessor.

        The Board of Directors has nominated Mr. John Mon and Dr. Claude Tihon to stand for re-election to the Board of Directors as Class I Directors, with terms expiring at the 2005 annual meeting of stockholders. The proxies named in the Proxy provided with this Proxy Statement intend to vote for the election of Mr. Mon and Dr. Tihon unless otherwise instructed. If a stockholder does not wish his or her shares to be voted for a particular nominee, the stockholder must identify the exception in the appropriate space provided on the Proxy, in which event the shares will be voted only for the other listed nominee. In the event that either of the nominees becomes unavailable, which is not expected, the designated proxies will vote in their discretion for a substitute nominee, or the Board may reduce the number of directors.

RECOMMENDATION

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below is certain information regarding the Company's current Directors and nominees, as well as its non-Director executive officers.

                           NAME                 AGE                              POSITION(s)
               ---------------------------    -------  -----------------------------------------------------------
               Max E. Link...............       61     Chairman

               Augustine Y. Cheung.......       54     President, Chief Executive Officer, Chief Scientific
                                                       Officer and Director

               LaSalle D. Leffall, Jr....       71     Director

               John Mon..................       49     Vice President--New Business Development, Secretary,
                                                       Treasurer, General Manager and Director

               Claude Tihon..............       57     Director

               Kris Venkat...............       55     Director

               Anthony P. Deasey.........       52     Senior Vice President--Finance and Chief Financial Officer

               Daniel S. Reale...........       47     Senior Vice President and President--BPH Division

               Dennis Smith..............       48     Vice President--Engineering

        Each executive officer is elected by, and serves at the pleasure of, the Board of Directors.

        Following are the biographical summaries for the two nominees proposed for election as Class I Directors of the Company at the Meeting, and for each of the continuing Class II and Class III Directors. Each of the nominees for election as a Class I Director has consented to serve if elected.

CLASS I DIRECTORS (TERMS EXPIRE IN 2005)

        JOHN MON. Mr. Mon has been employed by the Company since 1986, and has served as the Company's Vice President--New Business Development since 2000, Treasurer and General Manager of the Company since 1989, and Secretary and a Director since 1997. During the first two years of his employment with the Company, Mr. Mon was responsible for the Company's filing with the U.S. Food and Drug Administration (FDA), which resulted in obtaining pre-marketing approval for the Company's Microfocus 1000 treatment system. From 1983 to 1986, he was an economist with the U.S. Department of Commerce, in charge of forecasting business sales, inventory and prices for all business sectors in the estimation of Gross National Product (GNP). Mr. Mon holds a B.S. degree from the University of Maryland. Mr. Mon is the brother-in-law of Dr. Augustine Cheung, a Director and executive officer of the Company.

        DR. CLAUDE TIHON. Dr. Tihon has served as a Director since 1999. Since 1995, he has been President and Chief Executive Officer of ContiCare Medical, Inc., a medical device company engaged in developing urological products to manage women's stress incontinence and men's prostate obstruction. From 1987 to 1995, Dr. Tihon served in numerous positions with Pfizer Inc., culminating in his appointment as Vice President of Research and Technology Assessment and Manager of the Endourology Strategic Business Unit of American Medical Systems, Inc., a Pfizer Inc. subsidiary. From 1983 to 1987, Dr. Tihon served as Director of Cellular Diagnostics Development of Miles Scientific, a division of Miles Laboratories. From 1979 to 1983, Dr. Tihon served as Senior Research Scientist and Assistant Director of Clinical Cancer Research of Bristol Laboratories, a division of Bristol-Myers Squibb Company. Dr. Tihon holds a Ph.D. in Pathology from Columbia University.

CLASS II DIRECTOR (TERM EXPIRES IN 2003)

        DR. LASALLE D. LEFFALL, JR. Dr. Leffall has been a Director of Celsion since 1999. He has served as a Professor of Surgery at Howard University College of Medicine since 1970 and, in 1992, was named the Charles R. Drew Professor of Surgery. Dr. Leffall also served as Chairman of the College's Department of Surgery from 1970 to 1995. He is also a Professorial Lecturer in Surgery at Georgetown University. Dr. Leffall holds a B.S. degree from Florida A&M and a medical degree from Howard University. Dr. Leffall is a Director of Mutual of America, Chevy Chase Bank, F.S.B. and the Charles A. Dana Foundation. He is a former President of the American College of Surgeons and the American Cancer Society. He is also a consultant for the National Cancer Institute, a diplomate of the American Board of Surgery and a fellow of the American College of Surgeons.

CLASS III DIRECTORS (TERMS EXPIRE IN 2004)

        DR. AUGUSTINE Y. CHEUNG. Dr. Cheung has been President and Chief Executive Officer of the Company since October 2001 and has served as a Director and Chief Scientific Officer since 1982. Dr. Cheung was the founder of the Company and previously served as President from 1982 to 1986 and Chief Executive Officer from 1982 to 1996. From 1982 to 1985, Dr. Cheung also was a Research Associate Professor of the Department of Electrical Engineering and Computer Science at George Washington University and, from 1975 to 1981, he was a Research Associate Professor and Assistant Professor at the Institute for Physical Science and Technology and the Department of Radiation Therapy at the University of Maryland. Dr. Cheung holds a Ph.D. and a Masters degree from the University of Maryland. Dr. Cheung is the brother-in-law of John Mon, a Director and executive officer of the Company.

        DR. MAX E. LINK. Dr. Link has served as a Director of the Company since 1997 and has been the Chairman of the Board of Directors since October 2001. Dr. Link currently provides consulting and advisory services to a number of pharmaceutical and biotechnology companies. From 1993 to 1994, Dr. Link served as Chief Executive Officer of Corange, Ltd., a life science company acquired by Hoffman-LaRoche. From 1971 to 1993, Dr. Link served in numerous positions with Sandoz Pharma AG, culminating in his appointment as Chairman of the Board of Directors in 1992. Dr. Link serves on the Boards of Directors of Human Genome Sciences, Inc., Alexion Pharmaceuticals, Inc., Cell Therapeutics, Inc., Access Pharmaceuticals, Inc., Protein Design Labs, Inc., Discovery Laboratories, Inc. and Cytrx Corporation. Dr. Link holds a Ph.D. in economics from the University of St. Gallen (Switzerland).

        DR. KRIS VENKAT. Dr. Venkat has been a Director of Celsion since May 2001. Since 2000, he has been Chief Executive Officer of Sundari Enterprises, Inc. He has also been Chairman of the Board of Transvivo Inc. (since 1994), Morphochem, Inc. (since 2000), and Automated Cell, Inc. (since 2000), as well as two companies based in Germany, Accentua AG (since 2001) and Juelich Enzyme Products, GmbH (1996). Dr. Venkat is a Director of Sequenom Inc. and LifetecNet Inc. and a Senior Investment Adviser to TVM Techno Venture Management, Germany. From 1992 to 2000, he served as Chairman of the Board and Chief Executive Officer of Phyton, Inc. and, from 1993 to 2000, as Chairman of the Board and Managing Director of its wholly owned German subsidiary, Phyton, GmbH. From 1990 to 1991, Dr. Venkat was President and Chief Executive Officer of Genmap, Inc. Dr. Venkat is a Visiting Professor of Chemical and Biochemical Engineering at Rutgers University. He has held visiting faculty positions at Yale University, Dartmouth College, Anna University in India and University College, Galway in Ireland. From 1986 to 1998, Dr. Venkat served as an advisor to the government of India on biotechnology development.

DIRECTORS' COMPENSATION

        For the year ended September 30, 2001, each of the members of the Board of Directors who was not also an officer of the Company received compensation in the form of shares of the Company's common stock with a value equal to $20,000 for his service as a Director. The shares were valued at $0.51 per share.

        On December 31, 2000, the Company granted Dr. Max Link an option to purchase 50,000 shares of Celsion common stock at $0.75 per share for his service as a Director from January 1, 2000 to December 31, 2000. On May 18, 2001, the Company granted to each of Dr. Claude Tihon and Dr. LaSalle D. Leffall, Jr. an option to purchase 50,000 shares of its common stock at $0.92 per share for their service on the Board from May 18, 2000 to May 18, 2001. On May 18, 2001, the Company granted to Dr. Kris Venkat an option to purchase 50,000 shares of its common stock at $0.92 per share upon his election as a member of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors presently maintains an Audit Committee, a Compensation Committee and a Research and Development Oversight Committee. The Company does not have a Nominating Committee or another Board committee performing similar functions, which are carried out by the full Board of Directors. The Audit Committee's principal responsibilities are to recommend annually a firm of independent auditors to the Board of Directors, to review the annual audit of the Company's financial statements, to assess the independence of the Company's independent auditors and to meet with the independent auditors from time to time in order to review the Company's general policies and procedures with respect to audits, accounting and financial controls. The principal responsibilities of the Compensation Committee are to establish compensation policies for the executive officers of the Company and to administer the Company's incentive plans. The Research and Development Oversight Committee is responsible for reviewing the performance, scheduling and cost-effectiveness of the Company's research and development programs.

        Drs. Leffall, Link and Tihon serve on the Audit Committee. Drs. Link, Tihon and Venkat comprise the Compensation Committee. Drs. Cheung and Leffall are the members of the Research and Development Oversight Committee.

MEETINGS OF THE BOARD AND ITS COMMITTEES

        During the fiscal year ended September 30, 2001, there were a total of five meetings of the Board of Directors. During the fiscal year ended September 30, 2001, the Audit Committee met four times, the Compensation Committee met twice and the Research and Development Oversight Committee met three times. All Directors attended at least 75% of the meetings of the Board and of all committees of which they were members.


                          REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

        The Audit Committee operates under a written charter adopted by the Board on June 1, 2000, which was included in the Company's Proxy Statement issued in connection with its annual meeting of stockholders in 2000. Copies of the charter are available upon written request to the Company. All members of the Audit Committee meet the independence standards established by the American Stock Exchange.

        The Audit Committee assists the Board in fulfilling its responsibility to oversee management's implementation of the Company's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 with the Company's management and independent auditor. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditor is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

        The Audit Committee met privately with the independent auditor, and discussed issues deemed significant by the auditor, including those required by Statements on Auditing Standards No. 61 and No. 90 (Communications with Audit Committees), as amended. In addition, the Audit Committee discussed with the independent auditor its independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered whether the provision of non-audit services by the auditor was compatible with maintaining the auditor's independence.

        In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, for filing with the Securities and Exchange Commission.

                                           Members of the Audit Committee

                                           LaSalle D. Leffall, Jr.
                                           Max E. Link
                                           Claude Tihon


                             EXECUTIVE COMPENSATION

SUMMARY

        The following table sets forth the aggregate cash compensation paid, during each year in the three-year period ended September 30, 2001, to the Company's Chief Executive Officer and to each of its other executive officers whose annual salary and bonus for the fiscal year ended September 30, 2001 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION                            LONG-TERM COMPENSATION AWARDS
                                         -------------------                            -----------------------------

        NAME AND PRINCIPAL               FISCAL                   OTHER ANNUAL      RESTRICTED STOCK
        SEPTEMBER 30, 2001                YEAR     SALARY ($)    COMPENSATION ($)       AWARDS ($)        STOCK OPTIONS (#)
        ------------------                ----     ----------    ----------------       ----------        -----------------


Augustine Y. Cheung......                 2001      $252,000          $25,400              ---                   ---
Chairman of the Board of Directors        2000      $220,000          $3,600               ---                1,000,000
and Chief Scientific Officer (1)          1999      $180,000            ---             $1,760(2)                ---

Spencer J. Volk............               2001      $252,000          $5,400               ---                 300,000
President and Chief Executive             2000      $240,000          $3,600             $75,000              1,550,000
Officer  (3)                              1999      $240,000            ---           $1,760(2) (3)              ---

Anthony P. Deasey.........                2001      $171,784          $4,500               ---                1,280,000
Senior Vice President-Finance and         2000         ---              ---                ---                   ---
Chief Financial Officer  (4)              1999         ---              ---                ---                   ---

John Mon...................               2001      $114,885          $20,000              ---                 150,000
Vice President-New Business               2000       $93,068            ---                ---                 300,000
Development, Secretary, Treasurer         1999       $90,000            ---          $28,760 (1) (2)             ---

Daniel S. Reale............               2001      $119,328          $2,700               ---                 900,000
Senior Vice President and                 2000         ---              ---                ---                   ---
President-BPH Division (5)                1999         ---              ---                ---                   ---

Denise Smith............                  2001      $107,115            ---                ---                 125,000
Vice President-Engineering (6)            2000       $35,890            ---                ---                 250,000
                                          1999       $62,500            ---                ---                   ---

(1) Mr. Volk retired as Chairman, a Director, President and Chief Executive Officer of the Company effective October 4, 2001. As of that date, Dr. Cheung assumed the roles of President and Chief Executive Officer and Dr. Max E. Link assumed the position of Chairman.

(2) In fiscal year 1999, Dr. Cheung received 2,000 shares of the Company's common stock for his services as a member of its Board of Directors. For his services on the Board, Mr. Volk received 2,000 shares of common stock for fiscal year 1999.

(3) See "Executive Employment Agreements" for more information on compensation to Mr. Volk in the form of shares.

(4)  Mr. Deasey joined the Company in November 2000.

(5)  Mr. Reale joined the Company in April 2001.

(6)  Mr. Smith jointed the Company in May 2000.


                        OPTION GRANTS IN FISCAL YEAR 2001

        The following table sets forth information with respect to stock options granted to each of the Named Executive Officers in 2001. The Company has not granted any stock appreciation rights.

                                                                                                       POTENTIAL REALIZABLE VALUE
                         NUMBER OF SECURITIES   % OF TOTAL OPTIONS     EXERCISE                          AT ASSUMED ANNUAL RATES
                          UNDERLYING OPTIONS   GRANTED TO EMPLOYEES     PRICE      EXPIRATION          OF STOCK PRICE APPRECIATION
         NAME                   GRANTED           IN FISCAL YEAR      ($/SHARE)       DATE                   FOR OPTION TERM(5)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         5%                   10%
                                                                                                            --                  ---
Augustine Y. Cheung                  --                 --                   --       --                    --                   --

Spencer J. Volk                 300,000                9.8%               $1.00   Jan. 1, 2006         $82,884             $183,153

Anthony P. Deasey.....          580,000               41.8%               $1.44   Nov. 27, 2010       $524,341           $1,382,783
                                 80,000                                   $1.58   Nov. 27, 2010        $79,555             $201,608
                                 80,000                                   $1.73   Nov. 27, 2010        $86,787             $219,936
                                 80,000                                   $1.87   Nov. 27, 2010        $94,020             $238,264
                                 80,000                                   $2.01   Nov. 27, 2010       $101,252             $256,593
                                 80,000                                   $0.60   Aug. 9, 2011         $30,187              $76,500
                                300,000                                   $0.70   Aug. 9, 2011        $132,068             $334,686

John Mon                        150,000                4.9%               $0.92   Apr. 30, 2006        $38,127              $84,250

Dennis Smith                    125,000                4.1%               $0.92   Apr. 30, 2006        $31,772              $70,209

Daniel S. Reale                 500,000               29.4%               $1.03   April 9, 2011       $323,880             $820,778
                                 80,000                                   $1.12   April 9, 2011        $56,349             $142,799
                                 80,000                                   $1.23   April 9, 2011        $61,883             $156,824
                                 80,000                                   $1.32   April 9, 2011        $66,411             $168,299
                                 80,000                                   $1.43   April 9, 2011        $71,946             $182,324
                                 80,000                                   $1.52   April 9, 2011        $76,474             $193,799

--------------------------------------------------------------------------------

AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES IN FISCAL YEAR 2001

        The following table summarizes, for each of the Named Executive Officers, the number of stock options held at September 30, 2001 and the aggregate dollar value of in-the-money unexercised options. The value of unexercised, in-the-money options at September 30, 2001 is the difference between (a) the exercise price and (b) the fair market value of the underlying stock on September 28, 2001, which was $0.51 per share, based on the closing price of the Company's common stock on that date. The options described have not been and may never be exercised, and actual gains, if any, on exercise would depend on the value of the common stock on the actual date of exercise.


                                      SHARES        VALUE
                                   ACQUIRED ON     REALIZED         NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                NAME                 EXERCISE        ($)                 OPTIONS AT                  IN-THE-MONEY OPTIONS AT
    ---------------------------    ------------    --------          SEPTEMBER 30, 2001                 SEPTEMBER 30, 2001
                                                                     ------------------                 ------------------
                                                                EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                                                                -----------      -------------     -----------     -------------
    Augustine Y. Cheung.......          --            --          500,000           900,000         $104,000              --
    Spencer J. Volk...........          --            --          950,000           900,000             --                --
    Anthony P. Deasey.........          --            --          247,000         1,033,000             --                --
    John Mon..................          --            --          800,000           250,000         $156,000              --
    Daniel S. Reale...........          --            --          167,000           773,000             --                --
    Dennis Smith..............          --            --          159,000           216,000             --                --

EXECUTIVE EMPLOYMENT AGREEMENTS

        The Company is party to employment agreements with four of its senior executives. Certain material terms of each agreement are described in the sections under the executives' respective names. In addition, all of the employment agreements contain certain common provisions. First, they provide for a severance payment of 2.99 times the executive's base salary in the event that there is a "change of control" of the Company and (i) the executive's employment is terminated without cause or (ii) there is a material adverse change, without the executive's consent, in his working conditions or status and he terminates his employment by notice to the Company. Second, they provide that the executive's base salary will increase on an annual basis based on the greatest of 105% of the base salary for the prior year, the annual Consumer Price Index Adjustment or the sum offered by the Company's Board of Directors after taking into account corporate and individual performance, the Company's prospects and general business conditions. Third, they provide that all unvested options under the agreements vest and become immediately exercisable upon the occurrence of a "change of control" of the Company. A "change of control" is defined as a merger, asset sale, tender offer or other substantial change in voting control, or the election of a new majority of the Board of Directors or of three or more Directors whose election is opposed by a majority of the Board. Fourth, they provide that, upon death, disability or termination of employment of the executive, such executive and/or his heirs and legal representatives have the option to exercise all stock options vested at the time of death, disability or termination of employment, for a one-year period thereafter, or until the expiration of the stated term of such option, whichever period is shorter. Any stock option not exercisable upon death or disability or the effective date of termination of employment would be forfeited. Fifth, with the exception of Daniel Reale's employment agreement, they provide that all incentive and bonus options under the agreements, to the extent not exercised, expire in 2010. Finally, the agreements provide for Consumer Price Index (CPI) adjustments, restrictive covenants and confidentiality and other protections of the type generally included in employment agreements for members of senior management.

AUGUSTINE Y. CHEUNG

        Under its agreement with the placement agent that conducted the Company's private placement consummated on January 31, 2000, Celsion was required to enter into a three-year employment agreement with Augustine Y. Cheung, the Company's President, Chief Executive Officer and Chief Scientific Officer in order to encourage continuity of management.

        The executive employment agreement between the Company and Dr. Cheung, effective January 1, 2000, provided for an annual salary of $240,000 per year commencing as of January 1, 2000 renewable annually. In addition, the agreement granted Dr. Cheung a bonus option (not subject to performance conditions) to purchase up to 300,000 shares of common stock which vests at intervals until October 1, 2002 at an exercise price of $1.20, which is equal to the average closing price of the Company's common stock during the Company's fiscal quarter ended December 31, 1999.

        If Dr. Cheung continues to be employed by the Company on each exercise date, he is entitled to exercise the bonus option in three separate installments of 100,000 shares each. He became entitled to exercise the first installment after March 15, 2000 and the next installment after October 1, 2001, and will become entitled to exercise the final installment after October 1, 2002. Dr. Cheung's employment agreement also grants to him performance-based options to purchase up to a maximum of 700,000 incentive shares of common stock, at exercise prices ranging from $0.80 to $1.60 per share, on achieving five specified corporate milestones. Those performance objectives include obtaining final FDA approval for Company products, consummating alliances with strategic marketing and distribution partners, and attaining annual pre-tax earnings of at least $1,000,000 for the Company. A performance-based option may be exercised only after the milestone has been achieved and during the term of Dr. Cheung's employment. Shares issued on exercise of performance-based options will be subject to restrictions comparable to those imposed on the annual bonus option shares.

ANTHONY P. DEASEY

        In November 2000, Celsion entered into a three-year employment agreement with Anthony P. Deasey, Senior Vice President--Finance and Chief Financial Officer of the Company. Mr. Deasey's agreement provides for an annual salary of $200,000. The agreement also provides for performance-based incentive options to purchase up to 400,000 shares of common stock, exercisable only if certain corporate milestones are reached during his employment, at exercise prices ranging from $1.4375 to $2.0125. In addition, the agreement grants Mr. Deasey a bonus option (not subject to performance conditions) for the purchase of 500,000 shares of common stock at a purchase price of $1.4375 per share, which vest at intervals until November 27, 2002.

JOHN MON

        In June 2000, Celsion entered into a three-year employment agreement with John Mon, a Director and Vice President--New Business Development, Secretary, Treasurer and General Manager of the Company. Mr. Mon's agreement provides for an annual salary of $100,000, renewable annually. Mr. Mon's agreement also provides for performance-based incentive options to purchase up to 250,000 shares of common stock, exercisable only if certain corporate milestones are reached during his employment, on terms similar to those governing the incentive options provided for Dr. Cheung. In addition, the agreement grants Mr. Mon a bonus option (not subject to performance conditions) for the purchase of 50,000 shares of common stock at a price of $2.75 per share.

DANIEL S. REALE

        In April 2001, Celsion entered into a three-year employment agreement with Daniel S. Reale, Senior Vice President and President--BPH Division. Mr. Reale's agreement provides for an annual salary of $200,000. The agreement also provides for performance-based incentive options to purchase up to 400,000 shares of common stock, exercisable only if certain corporate milestones are reached during his employment, at exercise prices ranging from $1.12 to $1.52. In addition, the agreement grants Mr. Reale a bonus option (not subject to performance conditions) for the purchase of 500,000 shares of common stock at a purchase price of $1.03 per share, which vests at intervals until April 9, 2003.

DENNIS SMITH

        In May 2000, Celsion entered into a three-year employment agreement with Dennis Smith, Vice President--Engineering. Mr. Smith's agreement provides for an annual salary of $100,000. The agreement also provides for performance-based incentive options to purchase up to 150,000 shares of common stock, exercisable only if certain corporate milestones are reached during his employment, at exercise prices ranging from $2.80 to $3.20. In addition, the agreement grants Mr. Smith a bonus option (not subject to performance conditions) for the purchase of 100,000 shares of common stock at a purchase price of $2.82 per share, which vests at intervals until October 1, 2002.

SPENCER J. VOLK

        In connection with Mr. Volk's retirement from the Board of Directors and as Chairman and Chief Executive Officer effective October 4, 2001, the Company entered into an agreement setting forth the terms of such retirement and replacing the three-year executive employment agreement entered into by the Company and Mr. Volk effective January 1, 2001. Pursuant to the agreement governing his retirement, Mr. Volk is entitled to receive an annual salary of $252,000 through December 31, 2002. In addition, in lieu of all prior grants of stock options, the Company granted to Mr. Volk non-qualified stock options to purchase up to 1,850,000 shares of common stock, all of which vested as of October 4, 2001. The exercise prices for these options are as follows:

                # OF STOCK OPTIONS            EXERCISE PRICE
                ------------------            --------------
                      400,000                      $  0.75
                      250,000                       $ 1.22
                      300,000                       $ 1.00
                      100,000                       $ 1.22
                      100,000                       $ 1.22
                      700,000                       $ 1.17
                    ---------
                    1,850,000
                    =========

        Under the agreement, Mr. Volk is entitled to continue to receive certain perquisites, including an automobile or automobile allowance and disability insurance, and to participate in other employee benefit programs through December 31, 2002.

        In return for the consideration described above, Mr. Volk agreed to certain noncompetition, nonsolicitation and confidentiality arrangements with the Company. In addition, the Company and Mr. Volk have entered into a mutual release in connection with Mr. Volk's retirement.

        Other than as set forth above, the Company is not party to any employment contracts, termination of employment or change in control arrangements with regard to the Named Executive Officers or other executive officers of the Company.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report or the performance graph by reference therein.

        The Compensation Committee is responsible for establishing and administering the compensation policies applicable to the Company's officers and key personnel, for recommending compensation arrangements to the Board of Directors and for evaluating the performance of senior management.

        The Compensation Committee and the Board have adopted the following executive compensation approaches:

EXECUTIVE COMPENSATION PHILOSOPHY

        The Company attempts to design executive compensation to achieve two principal objectives. First, the program is intended to be fully competitive so that the Company may attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders such that a significant portion of each executive's compensation varies with business performance.

        The Committee's philosophy is to pay competitive annual salaries, coupled with an incentive system which, through stock compensation, provides more than competitive total compensation for superior performance reflected in increases in the Company's stock price. Based on assessments by the Board and the Committee, the Committee believes that the Company's compensation program for its senior executive officers has the following characteristics that serve to align executive interests with long-term stockholder interests:

        - Emphasizes "at risk" pay such as options and grants of restricted stock;

        - Emphasizes long-term compensation through options and restricted stock awards; and

        - Rewards financial results and promotion of Company objectives rather than individual performance against individual objectives.

ANNUAL SALARIES

        Salary ranges and increases for executives are established annually based on competitive data. Within those ranges, individual salaries vary based upon the individual's work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization. Annual salaries for newly hired executives will be determined at the time of hire, taking into account the above factors other than tenure.

LONG-TERM INCENTIVES

        The grant of restricted stock or options to key employees encourages equity ownership and closely aligns management interests with the interests of stockholders. The amount and nature of any option or restricted stock award is determined by the Committee on a case by case basis, depending upon the individual's perceived future benefit to the Company and the perceived need to provide additional incentive to align performance with the objectives of the stockholders.

                                    Members of the Compensation Committee

                                                         Max E. Link
                                                         Claude Tihon
                                                         Kris Venkat


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Until the resignation of Walter Herbst as a Director of the Company on October 11, 2000, Mr. Herbst, together with Dr. Max E. Link and Mr. Spencer J. Volk, constituted the Compensation Committee. Subsequent to Mr. Herbst's resignation, Dr. Tihon became a member of the Compensation Committee. Mr. Volk resigned as a member of the Board of Directors effective October 4, 2001. He has been replaced as a member of the Compensation Committee by Dr. Kris Venkat.

        No interlocking relationships exist between the members of the Compensation Committee or the Board of Directors and the members of any other company's board of directors or compensation committee. However, Spencer J. Volk, who, until October 4, 2001, served as President and Chief Executive Officer, was, prior to that date, party to an employment agreement with the Company. Mr. Volk previously had made loans and advances to the Company, which were repaid through conversion into common stock. New employment agreements with Dr. Cheung and Mr. Volk, entered into in January, 2000 and amended in March 2001, were reviewed by the Compensation Committee and approved by the full Board, with neither Dr. Cheung nor Mr. Volk participating in the deliberations concerning his respective agreement. The Compensation Committee believes that the compensation arrangements for Dr. Cheung serve and, while in effect the compensation arrangements with Mr. Volk served, to align their respective interests with those of the stockholders.

                              CERTAIN TRANSACTIONS

        In August 2001, the Company entered into an Advisory Agreement with Dr. Kris Venkat, one of its Directors, pursuant to which Dr. Venkat is to provide at least 60 days of consulting services per year to the Company for an initial term of two years. Such consulting services will be provided to the Company in addition to Dr. Venkat's services as a Director and will include providing (i) strategic business and tactical advice to the Company regarding its development, management and personnel, (ii) assistance with the Company's heat-activated liposome business, (iii) assistance with developing a financial strategy and securing additional capital and/or financing, and (iv) identifying potential investors that meet the Company's objectives.

        As compensation for his consulting services, the Company will pay Dr. Venkat a fee of $60,000 per year during term of the agreement. Upon prior approval by the Company, he will be paid an additional $1,000 per day for any time expended beyond 60 days. In addition to the fees, the agreement provides for performance-based incentive options to purchase up to 400,000 shares of common stock, exercisable only if certain corporate milestones are reached during the term of Dr. Venkat's consulting arrangement with the Company. The exercise price of such options ranges from $0.85 to $1.36 per share. The agreement also grants Dr. Venkat an option, not subject to performance conditions, for the purchase of 300,000 shares of common stock at a price of $0.68 per share, 150,000 of which were vested as of the date of the agreement and the other 150,000 of which will vest on August 1, 2002.

        All of Dr. Venkat's unvested options (other than the performance-based options) would become immediately vested if the Company terminates the agreement for any reason other than his breach of the agreement, his substantial failure to perform his duties under the agreement due to disability or his death. All of his unvested options (including the performance-based options) would also immediately vest upon a change of control of the Company. For purposes of Dr. Venkat's agreement, a change of control is defined as the change in beneficial ownership of 25% or more of the outstanding common stock of the Company, the change in a majority of the members of the Board, with none of the new members being approved by at least 75% of the members of the Board as of August 2000, the sale of substantially all of the assets of the Company, a transfer of all or substantially all of the Company's liposome business to a person that is not a subsidiary of the Company, or the Company's entry into a joint venture with regard to the liposome business in which the Company does not retain voting control.

                                PERFORMANCE GRAPH

        The information provided in the performance graph below does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference therein.

        The rules and regulations of the Securities and Exchange Commission require inclusion in this Proxy Statement of a line graph comparing the cumulative total stockholder return on the Company's common stock with the cumulative total return of (1) a broad equity market index that includes companies whose equity securities are traded on the same exchange as the Company's stock and (2) a published industry or line-of-business index.

        Commencing May 31, 2000, the Company's common stock has been listed on the American Stock Exchange (the "Amex"). Prior to that time it had traded on the Electronic Bulletin Board operated by The Nasdaq Stock Market, Inc. In light of this change, the performance graph compares the cumulative stockholder return on the Company's common stock, assuming an investment of $100 on September 30, 1996 and reinvestment of any dividends or other distributions, to cumulative returns, on a comparable basis, for the Amex Major Market Index, AMEX Healthcare Index and the S&P Healthcare Index.

        The Board of Directors recognizes that the market price of shares is influenced by many factors, only one of which is Company performance. The stock performance shown on the graph is not necessarily indicative of future price performance.

                          TOTAL RETURN TO STOCKHOLDERS
                      (ASSUMES $100 INVESTMENT ON 9/30/96)

                                [LINE GRAPH]

           ------------------------------------------------------------------------------------------------------------------
                                                         TOTAL RETURN ANALYSIS

                                             9/30/96       9/30/97       9/30/98       9/30/99       9/30/00       9/30/01
           ------------------------------------------------------------------------------------------------------------------
           CELSION CORPORATION               $ 100.00      $ 103.03      $ 31.03       $ 85.33       $ 239.33      $ 50.02
           ------------------------------------------------------------------------------------------------------------------
           AMEX HEALTHCARE INDEX             $ 100.00      $ 104.86      $ 82.80       $ 90.41       $ 200.13      $ 131.78
           ------------------------------------------------------------------------------------------------------------------
           S&P HEALTHCARE INDEX              $ 100.00      $ 134.79      $ 184.00      $ 187.20      $ 232.43      $ 220.50
           ------------------------------------------------------------------------------------------------------------------
           AMEX MAJOR MARKET                 $ 100.00      $ 134.20      $ 141.91      $ 178.17      $ 171.11      $ 154.74
           ------------------------------------------------------------------------------------------------------------------

    Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from BRIDGE Information Systems, Inc.

                                   PROPOSAL 2:
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors, upon the recommendation of the current Audit Committee, has appointed Stegman & Company as the independent public accountants of the Company to audit its financial statements for the fiscal year ending September 30, 2002, and requests stockholder ratification of such selection. Stegman & Company served as the Company's independent accountants for the 2001 fiscal year, and has advised the Company that neither Stegman & Company nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than as auditors and accountants.

        Stockholder ratification of the selection of Stegman & Company as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal requirements. However, the Board is submitting the selection of Stegman & Company to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Stegman & Company, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

AUDIT FEES

        The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and for reviews of the quarterly financial statements included in the Company's Forms 10-Q during the Company's fiscal year ended September 30, 2001 were $34,852.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        There were no fees billed to the Company for financial information systems design and implementation services by Stegman & Company to the Company for the Company's fiscal year ended September 30, 2001 because no such services were rendered by Stegman & Company.

ALL OTHER FEES

        The aggregate fees billed by Stegman & Company for services to the Company, other than the audit and review services described above for the Company's fiscal year ended September 30, 2001, were $6,875 for the preparation of the Company's federal and state tax returns.

AUDIT COMMITTEE DETERMINATION

        Because the services other than audit services rendered by Stegman were not material in nature or amount of fees, the Audit Committee believes that the provision of these services is compatible with maintenance of Stegman's independence from the Company.

SERVICES BY EMPLOYEES OF STEGMAN & COMPANY

        No part of Stegman's engagement to audit the Company's financial statements for the fiscal year ended September 30, 2001 was attributable to work performed by persons other than Stegman's full-time permanent employees.

        Representatives of Stegman & Company are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

RECOMMENDATION

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

                STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

        Stockholders may submit proposals appropriate for stockholder action at the Company's annual meeting to be held in 2003, consistent with the regulations of the Securities and Exchange Commission and the Company' Bylaws. For proposals to be considered for inclusion in the Proxy Statement for the 2003 annual meeting, stockholder proposals must be received by the Company no later than September 12, 2002. Such proposals should be directed to Celsion Corporation, 10220-I Old Columbia Road, Columbia, Maryland, 21046-1705, Attention: Mr. John Mon, Secretary.

                                 OTHER BUSINESS

        The Directors of the Company are not aware of any business to be acted upon at the Meeting, other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                                 COMPANY REPORTS

        The Company's Annual Report on Securities Exchange Commission Form
10-K for the fiscal year ended September 30, 2001, which contains audited financial statements for that fiscal year, is being sent to stockholders of record with this Proxy Statement. That Annual Report on Form 10-K does not form a part of the proxy solicitation materials.

        Any stockholder of record as of December 31, 2001 may obtain additional copies of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (but excluding exhibits), without charge, upon written request directed to the Corporate Secretary, Celsion Corporation, 10220-I Old Columbia Road, Columbia, Maryland 21046-1705.

        By Order of the Board of Directors of Celsion Corporation.

                                                  /s/ John Mon
                                                      Secretary



January 3, 2002

                                   PROXY CARD
             IN CONNECTION WITH 2002 ANNUAL MEETING OF STOCKHOLDERS

                               CELSION CORPORATION
                            10220-I OLD COLUMBIA ROAD
                          COLUMBIA, MARYLAND 21046-1705

        THE UNDERSIGNED HEREBY APPOINTS AUGUSTINE Y. CHEUNG AND JOHN MON, AND EITHER OF THEM, AS PROXIES WITH FULL POWERS OF SUBSTITUTION AND RESUBSTITUTION, TO VOTE ALL SHARES OF THE COMMON STOCK OF CELSION CORPORATION (THE "COMPANY") WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON FRIDAY, FEBRUARY 15, 2002 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF (THE "ANNUAL MEETING"), UPON THE ITEMS DESCRIBED IN THE PROXY STATEMENT. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT.

A.  ELECTION OF DIRECTORS  (PROPOSAL NO. 1)

    [ ] FOR all nominees listed below            [ ]  WITHHOLD AUTHORITY for
        (except as marked to the contrary             all nominees listed below
        below)

        Nominees: John Mon, Claude Tihon

INSTRUCTION: To withhold authority to vote for either individual nominee, strike through that nominee's name listed above.

B. PROPOSAL TO RATIFY THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING
    SEPTEMBER 30, 2002  (PROPOSAL NO. 2)

                FOR                  AGAINST              ABSTAIN

                [ ]                    [ ]                   [ ]

C.  DISCRETIONARY AUTHORITY

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment, postponement or rescheduling thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "IN FAVOR" OF PROPOSALS NO. 1 AND NO. 2 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

      PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS HEREON.



---------------------------     ------------------------------------------------
Date                            Signature of Owner


                                ------------------------------------------------
                                Additional Signature of Joint Owner (if any)


                                If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY--NO BOXES NEED BE CHECKED.